Exhibit 10.2

Execution Version

FIRST AMENDMENT TO DELAYED DRAW TERM LOAN CREDIT AGREEMENT

FIRST AMENDMENT TO DELAYED DRAW TERM LOAN CREDIT AGREEMENT (this “Amendment”), dated as of September 28, 2012 by and among Par Petroleum Corporation, a Delaware corporation (the “Borrower”), the Guarantors party thereto (the “Guarantors” and together with the Borrower, each a “Credit Party” and collectively, the “Credit Parties”), and the undersigned Lenders party hereto.

WHEREAS, the Credit Parties, Jefferies Finance LLC, as administrative agent, and the Lenders party thereto from time to time entered into that certain Delayed Draw Term Loan Credit Agreement dated as of August 31, 2012 (as may be amended, amended and restated, modified, supplemented, extended, renewed, restated or replaced from time to time, the “Credit Agreement”);

WHEREAS, on the Plan Effective Date, Amber Resources, Inc. became a wholly-owned Subsidiary of the Borrower as provided in the Plan of Reorganization;

WHEREAS, the Borrower has requested that the Requisite Lenders agree to amend certain provisions of the Credit Agreement; and

WHEREAS, the Borrower, the Guarantors, and the Requisite Lenders have agreed to so amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All capitalized terms used herein (including the recitals hereto) shall have the respective meaning assigned to such terms in the Credit Agreement, unless otherwise defined herein.

2. Amendments to Credit Agreement.

(a) Section 5.8 of the Credit Agreement is hereby amended by deleting clause (ii) thereof in its entirety and substituting the phrase “(ii) Intentionally Omitted” in lieu thereof.

(b) Section 5.12(b) of the Credit Agreement is hereby amended by deleting the phrase “or Amber Resources” in the first parenthetical of clause (i) thereof.

(c) The definition of “Immaterial Subsidiary” in Appendix I of the Credit Agreement is hereby amended by inserting the phrase “Amber Resources,” in the first sentence thereof immediately after the phrase “means each of”.

3. Representations and Warranties. The Borrower and the Guarantors hereby confirm, reaffirm and restate the representations and warranties made by them in the Credit Agreement, as amended hereby, and confirms that all such representations and warranties are true and correct in all material respects as of the date hereof. The Borrower and each Guarantor further represent and warrant (which representations and warranties shall survive the execution and delivery of this Amendment) to the Lenders that:

(a) The execution, delivery, and performance by each Credit Party of this Amendment and the consummation of the transactions contemplated hereby, (i) are within such Credit Party’s governing powers, (ii) have been duly authorized by all necessary governing action, (iii) do not contravene (x) such Credit Party’s Organizational Documents or (y) any law or any contractual restriction binding on or affecting such Credit Party, and (d) will not result in or require the creation or imposition of any Lien prohibited by the Loan Documents;

(b) No consent, order, authorization, or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for the due execution, delivery, and performance by any Credit Party of this Amendment, or the consummation of the transactions contemplated hereby, except for those consents and approvals that have been obtained or made on or prior to the date hereof and that are in full force and effect;

(c) This Amendment has been duly executed and delivered by such Credit Party and is the legal, valid, and binding obligation of each Credit Party enforceable against such Credit Party in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer, or similar law affecting creditors’ rights generally and by general principles of equity;

(d) No Default or Event of Default has occurred and is continuing;

(e) Amber Resources is a wholly-owned Subsidiary of Borrower as provided in the Plan of Reorganization; and

(f) Amber Resources owns no Property other than immaterial Property and no Credit Party is directly or indirectly responsible for any Debt of or has any obligation to provide credit support or to maintain or preserve Amber Resources’ financial condition or to cause Amber Resources to achieve any specified levels of operating results.

4. Effect of this Amendment. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms. The terms of this Amendment shall not be deemed (i) a waiver of any Default or Event of Default, (ii) a consent, waiver or modification with respect to any term, condition, or obligation of the Borrower or any other Credit Party in the Credit Agreement or any other Loan Document except as expressly set forth above, (iii) a consent, waiver or modification with respect to any other event, condition (whether now existing or hereafter occurring) or provision of the Loan Documents or (iv) to prejudice any right or remedy which the Administrative Agent or any Lender may now or in the future have under or in connection with the Credit Agreement or any other Loan Document.

5. Conditions Precedent. This Amendment shall become effective when, and only when, the Requisite Lenders shall have executed this Amendment and received counterparts of this Amendment, duly executed by the Borrower and each Guarantor.

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6. Miscellaneous.

(a) Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and such other documents, and no investigation by the Administrative Agent or the Lenders or any closing of any transaction shall affect the representations and warranties or the right of the Administrative Agent or the Lenders to rely upon them.

(b) Notices. All notices required to be made under this Amendment shall be made in the manner and at the address set forth in Section 10.2 of the Credit Agreement.

(c) Expenses. The Borrower agrees to pay or reimburse the Lenders for all its reasonable fees and out-of-pocket disbursements incurred by the Lenders in connection with the preparation, execution, delivery, administration and enforcement of this Amendment, including without limitation the reasonable fees and disbursements of counsel for the Lenders, to the same extent that the Borrower would be required to do so pursuant to Section 10.4 of the Credit Agreement.

(d) Reference to Credit Agreement. From and after the effectiveness of this Amendment, all references to the Credit Agreement shall mean the Credit Agreement as amended hereby and as hereafter modified, amended, restated or supplemented from time to time, and each reference in any other Loan Document to the Credit Agreement shall mean the Credit Agreement as amended hereby and as hereafter modified, amended, restated or supplemented from time to time. The Amendment shall constitute a Loan Document under the Credit Agreement for all purposes.

(e) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(f) Section Headings. Section headings herein are included for convenience of reference only and shall not affect the meaning or interpretation of this Amendment.

(g) Entire Agreement. This Amendment shall be deemed to be a Loan Document and, together with the other Loan Documents and the agreements, documents and instruments contemplated hereby, constitutes the entire understanding of the parties with respect to the subject matter hereof and thereof, and any other prior or contemporaneous agreements, whether written or oral, with respect hereto or thereto are expressly superseded hereby and thereby.

(h) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by facsimile or .pdf shall be equally as effective as delivery of an original executed

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counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or .pdf also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

(i) Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties hereto and their heirs, beneficiaries, successors and assigns. The Credit Parties may not assign this Amendment or any of their respective rights or obligations hereunder to any Person without the prior written consent of the Requisite Lenders, which consent may be withheld or given in each such Lender’s sole discretion.

(j) Governing Law; Venue; Jury Trial. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE CHOICE OF LAW AND VENUE PROVISIONS SET FORTH IN SECTION 10.12 OF THE CREDIT AGREEMENT, AND SHALL BE SUBJECT TO THE JURY TRIAL WAIVER SET FORTH IN SECTION 10.14 OF THE CREDIT AGREEMENT.

(k) Guarantors. Each Guarantor, for value received, hereby expressly consents and agrees to the Borrower’s execution and delivery of this Amendment, and to the performance by the Borrower of its agreements and obligations hereunder. This Amendment and the performance or consummation of any transaction or matter contemplated under this Amendment, shall not limit, restrict, extinguish or otherwise impair any Guarantor’s liability to the Administrative Agent and Lenders with respect to the payment and other performance obligations of such Guarantor pursuant to the Guarantees. Each Guarantor hereby ratifies, confirms and approves its Guarantee and acknowledges that it is unconditionally liable to the Administrative Agent and Lenders for the full and timely payment of the Guaranteed Obligations (on a joint and several basis with the other Guarantors). Each Guarantor hereby acknowledges that it has no defenses, counterclaims or set-offs with respect to the full and timely payment of any or all Guaranteed Obligations.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, each of the parties hereto has duly executed this First Amendment to Delayed Draw Term Loan Credit Agreement as of the date first written above.

BORROWER: PAR PETROLEUM CORPORATION, a Delaware corporation

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

GUARANTORS: PAR PICEANCE ENERGY EQUITY LLC, a Delaware limited liability company

By: PAR PETROLEUM CORPORATION, a Delaware corporation, its Sole Member

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

PAR UTAH LLC, a Delaware limited liability company By: PAR PETROLEUM CORPORATION, a Delaware corporation, its Sole Member

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

EWI LLC, a Delaware limited liability company By: PAR PETROLEUM CORPORATION, a Delaware corporation, its Sole Member

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

[Signature Page to First Amendment to Delayed Draw Term Loan Credit Agreement]

PAR WASHINGTON LLC, a Delaware limited liability company

By: PAR PETROLEUM CORPORATION, a Delaware corporation, its Sole Member

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

PAR NEW MEXICO LLC, a Delaware limited liability company

By: PAR PETROLEUM CORPORATION, a Delaware corporation, its Sole Member

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

HEWW EQUIPMENT LLC, a Delaware limited liability company

By: PAR PETROLEUM CORPORATION, a Delaware corporation, its Sole Member

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

PAR POINT ARGUELLO LLC, a Delaware limited liability company

By: PAR PETROLEUM CORPORATION, a Delaware corporation, its Sole Member

By:	/s/ John T. Young, Jr.
Name:	John T. Young, Jr.
Title:	Chief Executive Officer

[Signature Page to First Amendment to Delayed Draw Term Loan Credit Agreement]

REQUISITE LENDERS:

WB DELTA, LTD., as a Lender

By:	/s/ Mark Strefling
Name:	Mark Strefling
Title:	Director

[Signature Page to First Amendment to Delayed Draw Term Loan Credit Agreement]

ZCOF PAR PETROLEUM HOLDINGS, L.L.C., as a Lender

By:	/s/ Philip G. Tinkler
Name:	Philip G. Tinkler
Title:	Vice President

[Signature Page to First Amendment to Delayed Draw Term Loan Credit Agreement]